DELAWARE GROUP® INCOME FUNDS
Delaware Delchester® Fund

Supplement to the Delaware Delchester Fund's Prospectuses
dated November 28, 2007

On November 19, 2008, the Board of Trustees responsible for Delaware Delchester Fund (the "Reorganizing Fund") approved a proposal to reorganize the Reorganizing Fund with and into Delaware High-Yield Opportunities Fund (the "Acquiring Fund"), a series of Delaware Group Income Funds, subject to shareholder approval. The Board of Trustees responsible for the Acquiring Fund also approved the reorganization.

The investment objective of both the Acquiring Fund and the Reorganizing Fund is to seek total return and, as a secondary objective, high current income.
The Board of Trustees responsible for the Reorganizing Fund believes that the proposed reorganization will benefit shareholders of the Reorganizing Fund.

Effective as of the close of business on December 12, 2008, the Reorganizing Fund will be closed to new investors. Reorganizing Fund shareholders will receive a proxy statement/prospectus providing them with information about the Acquiring Fund and requesting their votes on the proposed reorganization of the Reorganizing Fund at a special meeting of shareholders to be held in early March 2009. If approved, the reorganization is expected to take place in April 2009. Additionally, the Reorganizing Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the proposed reorganization.

Please keep this Supplement for future reference.

This Supplement is dated November 28, 2008.